Exhibit 99(b)

CERTIFICATION PURSUANT TO U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of InterTAN, Inc. (the “Company”) on Form 10Q for the three-month period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I James P. Maddox, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §. 1350 , as adopted pursuant to ss. 906 of the Sarbanes-Oxley act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ James P. Maddox
James P. Maddox Vice President and Chief Financial Officer February 12, 2003